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Serving Quality Food Products Worldwide

Investor Overview – January 2017

Verus Foods, Inc.
a newly formed wholly owned subsidiary of
RealBiz Media Group, Inc. (OTCQB : RBIZ)

Vērus Foods

Safe Harbor Statement

Forward-looking statements contained in this presentation involve risks and uncertainties, as well as assumptions that, if they never materialize or prove incorrect, could cause our results to differ materially and adversely from those expressed or implied by such forward-looking statements. Forward-looking statements may include, but are not limited to, statements relating to our outlook or expectations for earnings, revenues, expenses, asset quality, volatility of our common stock, financial condition or other future financial or business performance, strategies, expectations, or business prospects, or the impact of legal, regulatory or supervisory matters on our business, results of operations or financial condition.

Forward-looking statements can be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “target” or similar expressions. Forward-looking statements reflect our judgment based on currently available information and involve a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Factors that could cause or contribute to such differences will be discussed in the section titled “Risk Factors” in our future Form 10-Q and 10-K filings following our business transition and in any subsequent filings under the Exchange Act and in our other SEC filings. Additionally, there may be other factors that could preclude us from realizing the predictions made in the forward-looking statements. We operate in a continually changing business environment and new factors emerge from time to time. We cannot predict such factors or assess the impact, if any, of such factors on our financial position or results of operations. All forward-looking statements included in this presentation speak only as of the date of this presentation and you are cautioned not to place undue reliance on any such forward-looking statements. Except as required by law, we undertake no obligation to publicly update or release any revisions to these forward-looking statements to reflect any events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events.

Vērus Foods

Company Overview

Our Business



Vērus Foods is an international supplier of consumer food products, which it markets under the Vērus brand primarily to the wholesale trade. In 2017, the company plans to pursue a three-pronged development program through the addition of cold-storage facilities & logistics, product line expansion, and new farm-to-market operations.



Al Kubra
MIX VEGETABLES



Frozen Food Specialists

Our initial focus is on frozen foods, particularly meat, poultry, seafood, vegetables, and French fries.

Our Markets

Vērus has a significant regional presence in the Middle East and North Africa (MENA) and sub-Saharan Africa (excluding OFAC-restricted nations), with deep roots in the Gulf Cooperation Council (GCC) countries.



Kuwait
Bahrain
Qatar
Saudi Arabia
UAE
Oman

Vērus Foods

Business Plan

From our status as a frozen food supplier, we intend to grow and reposition ourselves as a provider of food solutions. Our business involves identifying large wholesale food opportunities where we can use our logistical expertize and regional business contacts to create ongoing distribution or supply agreements. We will use a four-phase approach involving:


01
Phase
02
Phase
03
Phase
04
Phase

Wholesale Trade
Traditional wholesale trade of branded products as well as our own brands in the MENA and sub-Saharan Africa regions.

Distribution
Establish our own distribution in the GCC market with our own cold storage, and van & truck fleets to serve the semi-wholesale, retail, food service and HORECA sectors.

Production
Set up manufacturing for our key high volume products.

Consumer Engagement Through Technology
Via customer-engagement technology, extend the relationship with our customers from the retail shelf to their homes.

Vērus Foods

Current and Future Products

The Future

- Condiments
- Dairy Products
- Rice & Pasta
- Meats & Poultry
- Eggs
- Seafood
- Commodities
- Spices
- Oils
- Tomato Paste
- Beverages
- Fresh Produce

Initial Focus

Our initial focus and major emphasis throughout 2017 will be to build out a robust frozen food presence in those markets where we have the most experience. In the MENA and sub-Saharan regions, frozen foods are a necessity, demanding excellence in logistics, warehousing and delivery. Vērus Foods has a quality reputation throughout the region.



Phase Two

As we continue to expand in frozen foods, we intend to layer on additional capabilities, including:

- **A larger product line**
- **New markets and sources of supply**
- **And farm-to-market operations**


America's Pride
Real
Mayonnaise


Al Kubra
Al Kubra

We expect frozen foods to account for a majority of our revenue in 2017.

Vērus Foods

Building on the Past

The Vision

Vērus Foods is the vision of CEO Anshu Bhatnagar, based on his experience as a co-founder and CEO of a prior, private food business in the same region. Over a four-year period, Mr. Bhatnagar and his partners grew that company to over $100M in sales. Vērus is the next generation of that experience.





We are experts in the sale of poultry and beef.

RealBiz Awarded $78 Million Contract To Deliver Beef to the Middle East

Marketwired December 29, 2016 Comment

NEW YORK, NY--(Marketwired - Dec 29, 2016) - RealBiz Media Group, Inc. (OTCQB : RBIZ), announced today that it has been awarded a contract to supply beef to the Gulf Cooperation Council (GCC) countries, which includes the United Arab Emirates, Oman, Bahrain, Qatar, Kingdom of Saudi Arabia and Kuwait. Valued at over $78,000,000, the contract is the first for RealBiz's newly launched international food distribution business. During the next several months, the company plans to communicate ongoing details about

The Proof

The company's first press release was for a $78 million beef agreement into the GCC market, ample proof that this is not just a restart, but a vastly improved enterprise backed by years of relationship building.

Country	Imports: Percent of Consumption (2015)
Saudi Arabia	57%
Kuwait	65%
UAE	87%
Qatar	90%
Oman	95%

Source: USDA/FAS/PSD

The Prize

We participate in one of the fastest growing segments (frozen) in captive, growing markets that are increasingly dependent on imported food.

Vērus Foods

Our Process

Step One: Identify the market

We look for sub-markets that have at least one of three primary requirements:

- ***$10M or more in annual sales potential***
- ***Persistent unmet demand***
- ***Organic growth***

Example: Indian buffalo meat


Our first order was for $78M worth of buffalo meat for the 6 million Indian nationals in the GCC countries.

Step Two: Sell the product

We target multiple customer categories, with a particular emphasis on supermarkets, hotels, restaurants and other multi-location sellers.

Example: Supermarkets

LuLu, the largest chain in the GCC now has 124 hypermarkets in the region.

Step Three: Source and Deliver

We find the best source, package the product under our own brand name, then deliver through our own logistics network. Our goal is to vertically integrate some products.

Example: Frozen Corn


الكبرى
Al Kubra
ذرة حلـــوة
SWEET CORN

Our ***Al Kubra*** brand is already well known in our target markets.

MENA Markets Are Specialized

Multiple Sets of Requirements

In many of our markets, Halal (Islamic food handling regulations) certification is an essential requirement in product labeling. We have significant experience with this process and utilize well-trained personnel to maintain consumer confidence in our application of these standards. In the GCC countries, our products must meet both Halal and USDA standards.

Experience Counts

Managing both USDA and Halal requirements while sourcing products from multiple countries takes a special skill set and years of experience. Our reputation for consistency starts with our network of highly regarded producers, many of whom are top brands in their home countries.

GCC COUNTRY REQUIREMENTS FOR U.S. EXPORTERS

Requirement	Bahrain	Kuwait	Oman	Qatar	Saudi Arabia	UAE
Certificate of Islamic (Halal) Slaughter issued by Muslim Organization:	Recognized by Bahrain	Recognized by Kuwait	Recognized by Oman	Five approved organizations	Recognized by Saudi Arabia	Five approved organizations
Halal Slaughter Certificate Endorsement	Bahrain Consul	Kuwait Embassy or Consulate	Arabian-American Chamber of Commerce or Arabian Consul.	Qatar Consulate	Arab-American Chamber of Commerce or Saudi Arabia's Consul	United Arab Emirates Embassy or Consulate
USDA FSIS Health Certificate (Meat and Poultry Certificate of Wholesomeness)	Yes	Yes	Yes	Yes	Yes	Yes
Animal Protein-Free Poultry Feeding	n/a	n/a	n/a	n/a	USDA Agricultural Marketing Service's Animal Protein Free Verification Program for Poultry	n/a

Source: USDA FSIS Export Library, September 30, 2016

Market Opportunity

Global Market

The global frozen food market exceeded **USD $260 billion** in 2016 and is expected to reach **USD $360 billion** by 2024. Most industry sources predict steady, annual growth of 4-5%, particularly in developing countries.

Highlights: The Condiment Sector is expected to reach **$23.39 billion** by 2020; CPG will nearly double in size to **$14 trillion** by 2025, from **$8 trillion** in 2014.

Our Markets

Our primary regions continue to show above average growth and the following positive trends:

- GCC countries now import 70% of their food supply
- Food imports into the GCC are expected to hit US$53 billion by 2020
- Food imports are projected to register a 7.5% five-year CAGR
- Frozen and convenience foods continue to increase in popularity
- Due to climate, local supply can not keep up with population growth



According to the Global Alliance for Improved Nutrition (GAIN), "MENA is the only region in the world where both under nutrition and overweight and obesity are on the rise, and where severe resource scarcity and population growth are pushing the region increasingly into food import dependency."

Vērus Foods

Customer Groups & Trade Channels

Vērus will operate through many different trade channels within the wholesale food category.

1) **Key Accounts**
    a. Co-operatives,
    b. Hypermarkets,
    c. A, B & C Class Supermarkets
2) **Cash Van Sales**
    a. Grocery stores or Baqalas.
    b. Convenient Store / Gas Stations
3) **Star Hotels** (HORECA)
4) **Restaurants & Catering Companies** (HORECA)
5) **Wholesale & Semi-Wholesale**
6) **International Sales through Distributors**




Al Kubra





Vērus Foods

Potential Grocery Customers

Supermarket chains continue to expand across the region.

RETAIL TRADE

- الشارقة SHARJAH COOP
- جمعية الإتحاد UNION COOP
- WEST ZONE Supermarket L.L.C.
- LuLu HYPERMARKETS•SUPERMARKETS•DEPARTMENT STORES
- Choithrams full of goodness
- سبينس Spinneys
- جمعية الشارقة التعاونية SHARJAH COOPERATIVE SOCIETY
- AL MADINA GROUP OF SUPERMARKETS
- جمعية أبوظبي التعاونية coop
- جيان Géant Hypermarkets
- FAMILIES
- K.M.TRADING Hypermarkets Supermarkets Department Stores www.kmtrading.com
- fathima
- مجموعة المايا Al Maya Group
- الإمارات التعاونية EMIRATES CO-OP
- أسواق aswaaq
- نستو NESTO
- Grand HYPER
- Al Manama
- كارفور Carrefour
- baqer mohebi supermarket

Verus Foods

Potential Hotel Customers

The hotel trade is an important part of our future, with more than 2,000 hotels in the GCC countries alone.

STAR HOTELS

Bonnington Jumeirah Lakes Towers

Miramar Al Aqah Beach Resort

Dubai Marina Yacht Club

McGettigan's the modern Irish experience

Fairmont The Palm Dubai

Hilton Hotels & Resorts

Sheraton Dubai Creek Hotel & Towers

Radisson Blu Hotels & Resorts

Jumeirah Madinat Jumeirah

InterContinental Abu Dhabi

Marriott Dubai Harbour Hotel & Suites

Al Manzil Hotel

JA Ocean View Hotel

Habtoor Grand Beach Resort Jumeirah Beach

JW Marriott Dubai

Sofitel

The Address Hotels + Resorts

Danat Al Ain Resort

The Ritz-Carlton®

Crowne Plaza Hotels · Resorts

The Westin Dubai Mina Seyahi Beach Resort & Marina

Asiana Hotel

Park Regis

Waldorf Astoria Hotels & Resorts

The Club Abu Dhabi

Le Meridien Al Aqah Beach Resort Fujairah

Vērus Foods

Expansion Opportunities

Although our initial focus will be on familiar markets in the MENA and sub-Saharan regions, we believe that our strategy can be applied in many different markets around the world. The following is a sampling of some of the countries that our research shows could be viable targets for future business opportunities.

Africa

- Nigeria
- Lome
- Sierra Leone
- Rep of Guinea
- Gambia
- Senegal
- Cameroon
- Liberia
- Burkina Faso Mali
- Rep of Cotonou
- Abidjan,
- Ivory Coast

Middle East

- Kuwait
- Rep of Yemen
- Jordan
- Lebanon
- Dubai
- Turkey

East Africa

- Kenya
- Uganda
- Tanzainia
- Sudan

South America

- Panama
- Chile

Asia

- Philippines
- Hong Kong
- China
- Singapore
- India
- Japan

Other

- Barbados
- Trinidad and Tobago
- Fiji Islands
- Tahiti
- French Polynesia

Vērus Foods

Other Growth Drivers

As part of our multi-faceted business model, we are exploring potential merger, acquisition, and partner candidates to help grow our business.

Areas of Interest

- **Distribution Companies –** local and regional firms that can enhance our footprint
- **Logistical Resources** – we are constantly exploring warehouse, transportation support, and similar facilities and operations within our established markets
- **Supply and Distribution Agreements** – particularly with established brands from different regions
- **Greenfield Agricultural Supply Opportunities –** especially those that would give Vērus a strategic, price or geographic advantage in areas such as processed nuts, meat, honey, and other staples
- **Brand Expansion** – We control the rights to established brands in the MENA region and would consider brand expansion in terms of product offerings and new brands when needed.



Vērus Foods

Our Business Model

The Keys:

We Are Not A Distributor

While a part of our business may involve representing certain brands in our markets, our main emphasis is on our own brands. ***We buy, produce and sell products.***

We Know Our Markets

We have years of experience and ready-made relationships waiting to expand in both size and breadth of products. Customers know our brands and consider us to be a trusted vendor.

The Future is Bright

We have in place a multi-year strategy to enter new markets, create new sources of supply, and expand our product line.

Result:

Double Digit Gross Margins

As a consumer product company with highly desired products, we can achieve double digit gross margins.

Off to a quick start

Our first $78M order was just the beginning. We are in active discussions with potential customers in multiple product categories.


Vinegar

Multi-billion dollar market

We enjoy positive trends in nearly every category in our markets, including population growth, frozen food demand, and consumer preference.

2020 Global Frozen Food Market
$300B+

Vērus Foods

Why invest in us?

We say "us," because early in our history, an investment in Vērus involves believing in the ability of our management team to build a better "2.0" version of the prior enterprise created by CEO Anshu Bhatnagar. **We have a very aggressive plan of action for the next 90 days and are working on all of the following:**

- **The addition of industry veterans to our team**
- **New supply contracts in the MENA markets**
- **Exclusive distribution contracts**
- **Growth in our operations through strategic actions**
- **Banking and other financial initiatives**
- **New logistics and facility expansions**
- **Providing greater detail on our strategic plan**


PREMIUM PRODUCT
REFINED
SUNFLOWER OIL
KRISH

Vērus Foods

Our Goals

We Know What To Expect

Because we previously built a $100M+ business in the same regions, we have a high degree of confidence in our financial models and sales expectations.

Based on customer feedback, we believe we can scale quickly during our first year of operation. Investors can model our progress by monitoring our contract awards and partnerships.



Vērus Foods Gross Margin & Cumulative Revenue Goals
(Feb 2017 - Feb 2018)
$140,000,000
$120,000,000
$100,000,000
$80,000,000
$60,000,000
$40,000,000
$20,000,000
$0
15%
10%
5%
0%
Cumulative Sales
Gross Margin

Our Goals

- **Reach profitability very early, by the $5M revenue mark**
- **Exceed $100M in sales during our first 12 months**
- **Achieve 10%+ Gross Margins in Year One**
- **Maintain a prudent capital structure, with strong organic growth**
- **Establish our own distribution for the GCC within the first half of 2017**
- **Develop and establish our own Brands**

We will publish official forecasts after completing our management and corporate restructuring activities in the first quarter of 2017.

Vērus Foods

Risks and Controls

Our **main risk to growth is availability of capital**. As a new public company, we know that we must prove ourselves before we gain the kind of resources and relationships that will propel us to reach our financial goals. We have a very strong plan in place to create and grow these partnerships.

Credit Exposure – will be controlled by (a) Internal strict credit policies & (b) Credit Insurance

Price Fluctuations in Underlying Product – must be monitored, but our plan is to hold minimal unsold inventory, thereby reducing inventory risk

Demand vs Supply, Imbalance – Periodically, we experience imbalances in selected products and markets. To mitigate our exposure, we do not offer any credit to buyers without credit insurance or significant deposits.

Internal Fraud – strict internal policies and controls in our off-shore locations

Currency Risk – Hedge against currency risk. Most of our customers deal in US Dollars or AED, RMB etc. (which are pegged against USD).

Transit Risk – All shipments are insured or sold FOB.

Pre-shipment Risk – GL/Umbrella policy with Warehouse Rider

We can de-risk the major elements of our business via financial mechanisms and internal policies and controls.

Vērus Foods

Management



Anshu Bhatnagar Chief Executive Officer

Mr. Bhatnagar is a food distribution veteran and previously founded and was CEO of a large international food products company focused on the MENA region. Prior to joining RealBiz, Mr. Bhatnagar was also a Managing Member of Blue Capital Group, a real estate oriented Multi-Family Office focused on commercial property covering millions of square feet of office, residential, and hotel space; and investment in operating businesses. He has also owned, operated and sold other successful businesses in technology, construction, and waste management. He has a B.S. degree in Computer Science from the University of Maryland, College Park.



Mark Lucky Chief Financial Officer

Mark Lucky is a CPA with more than 15 years of experience serving as a public company chief financial officer. He has worked in consulting or in management at numerous public and private firms, including RealBiz, NuState Energy Holdings, Inc. (OTCBB: NSEH), Intelligent Living America, Inc. (OTCBB: ILIV), and IceWeb Inc. (OTCBB: IWEB). Mr. Lucky has also been employed by Axys Pharmaceuticals, Inc. (NASDAQ-listed), PriceWaterhouseCoopers, LLC, The Walt Disney Company and KPMG. He has a B.A. degree in Economics from the University of California, Los Angeles.

Summary

What You Should Know

Vērus Foods should not be classed with distributors, but is a Consumer Product Group (CPG) company with its own brands.



Company Name	Ticker	Sales Growth %
Vērus Foods	RBIZ	EST 100%+
Amplify Snack Brands, inc.	BETR	38.96
J.M. Smucker Company (The)	SJM	37.21
JBS SA	JBSAY	29.12
The Chefs' Warehouse, Inc.	CHEF	26.58
The Hain Celestial Group, Inc.	HAIN	24.84
Associated British Foods PLC	ASBFY	19.64
Celsius Holdings Inc.	CELH	17.85
Ajinomoto Co.	AJINY	16.83
B&G Foods, Inc.	BGS	13.96
Armanino Foods of Distinction Inc.	AMNF	10.25

We are starting from zero in terms of revenue, but not in terms of experience. Because of this, ***during our ramp up phase investors can expect to see growth rates that far exceed the fastest growing companies in the CPG food space.***

We have a multi-year game plan that will include the development of vertical sources of supply. ***New sources of regional meat products (in particular) represent tremendous opportunities.***

Because ***we can reach profitability quickly***, we will have a secondary source of value creation as we self-fund a portion of our growth. This is important because our primary capital need is tied directly to order size and fulfillment period length.

Profit Reinvestment Calculator 2, 4, 6 Cycle Capital Multiplier Effect			
Net Margin	5%	6%	7%
2 Cycles	10%	12%	14%
4 Cycles	22%	26%	31%
6 Cycles	34%	41%	50%

Vērus Foods